MAJOR SUBCONTRACTORS	6 Months Ended
Jun. 30, 2012
MAJOR SUBCONTRACTORS [Abstract]
MAJOR SUBCONTRACTORS
NOTE 11:- MAJOR SUBCONTRACTORS

All of the Company's network processor chips are manufactured by third party subcontractors. While these subcontractors have been able to adequately meet the demands of the Company's increasing business, the Company is and will likely continue to be dependent upon such subcontractors to allocate to the Company sufficient capacity to meet the Company's needs in a timely manner. Revenues could be materially and adversely affected should these subcontractors fail to meet the Company's demand for products due to a shortage of production capacity, process difficulties, low yield rates or financial instability. For the six months ended June 30, 2012 and June 30, 2011, and for the year ended December 31, 2011, the Company's principal subcontractors accounted for approximately 78%, 75% and 80%, respectively, of the Company's cost of revenues.